       Supplement Dated November 1, 1996 to Prospectus Dated May 1, 1996

                           CHUBB SEPARATE ACCOUNT A

                                      OF

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA


The third sentence of the third paragraph on Page 9 of the Prospectus is amended to read as follows:

     Chubb Life is currently rated AA- (Excellent) by Standard & Poor's Corporation and A+ (Superior) by A.M. Best and Company.